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                                                                   EXHIBIT 10.16

                                eONE Global, LP
                            Long-Term Incentive Plan

                                I. Introduction

     1.1   Purposes.  The purposes of the eONE Global, LP Long-Term Incentive
           --------
Plan (this "Plan") of eONE Global, LP, a Delaware limited partnership (the "Company"), are (i) to align the interests of the Company's partners and the recipients of awards under this Plan by providing a means to increase the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by increasing its ability to attract and retain the services of highly competent officers, other employees, non-employee directors, consultants, agents and independent contractors, (iii) to motivate such persons to act in the long-term best interests of the Company and its partners and (iv) to reward employees of eONE Global, LLC, a Delaware limited liability company and the general partner of the Company (the "General Partner").

     1.2  Certain Definitions.
          -------------------

     "Affiliate" shall mean the General Partner, or any entity in which the
      ---------
Company or the General Partner has a substantial direct or indirect equity interest, as determined by the Committee in its discretion.

     "Agreement" shall mean the written agreement(s) evidencing an award
      ---------
hereunder between the Company and the recipient of such award.

     "Board" shall mean the Board of Directors of the General Partner and, after
      -----
the conversion of the Company to a corporation, the Board of Directors of such corporation.

     "Bonus Shares" shall mean Shares which are not subject to a Restriction
      ------------
Period or Performance Measures.

     "Bonus Share Award" shall mean an award of Bonus Shares under this Plan.
      -----------------

     "Cause" shall mean (i) willful misconduct, (ii) dishonesty, (iii)
      -----
insubordination, (iv) conviction of a felony or its equivalent under local law,
(v) gross negligence in the performance of employment duties, (vi) failure to abide by instructions received from the Board, the Company or its delegates,
(vii) the material or repeated violation of policies and practices adopted by the Company or (viii) use of illegal drugs or controlled substances or the illegal use of controlled substances.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Committee" shall mean the Compensation Committee of the General Partner
      ---------
constituted pursuant to the provisions of the Limited Liability Company
Agreement dated November 16, 2000 among FDC Corporation, certain of its affiliates, eONE Global, LLC and iFormation Group Holdings, L.P. (the "LLC Agreement") (initially consisting of one Director elected solely by the holders of Class B Common Membership Units of the General Partner and
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one Director elected solely by the holders of Class A Common Membership Units of the General Partner); provided, however, that after an IPO or a Spin-Off, Committee shall solely mean the committee designated by the Board which shall consist of two or more members of the Board, each of whom may be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of Section 162(m) of the Code. If no committee is so designated by the Board, the Board shall serve as the Committee hereunder.

     "Common Stock" shall mean, upon an Incorporation, the common stock of
      ------------
Newco.

     "Company" shall have the meaning set forth in Section 1.1.
      -------

     "Corporate Transaction" shall have the meaning set forth in Section 6.8.
      ---------------------

     "Discretionary Director Options" shall have the meaning set forth in
      ------------------------------
Section 5.4.

     "Disability" shall mean the termination of employment or service of a
      ----------
recipient of an award, due to a physical or mental condition which entitles such recipient to disability insurance benefits under section 223(a) of the Social Security Act ("Social Security Disability Benefits") or under FDC's, the General
               -----------------------------------
Partner's or the Company's Long-Term Disability Plan, whichever the recipient is eligible for, or, if such recipient is not entitled to Social Security Disability Benefits or benefits under any such disability plan, then Disability shall mean the termination of employment or service due to a physical or mental condition which would, in the opinion of the Committee, entitle such recipient to benefits under any of the foregoing if he or she were eligible therefor.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" unless otherwise required by any applicable provision
      -----------------
of the Code or any securities law, or any regulations issued thereunder, shall mean, as of any date, the value of a Share as determined in good faith by the Board or the Committee as of the end of the most recent fiscal quarter prior to such date subject to any adjustment to take into account any more recent sale or issuance of Shares to third parties for cash, which determination shall be final, binding and conclusive upon all recipients of awards; provided, however, that if following an adjustment pursuant to Section 6.7 or an IPO or a Spin-Off, the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq Small Cap Market of the Nasdaq Stock Market, then (i) Fair Market Value shall be the closing sales price at 4:00 p.m. Eastern Time on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported, as reported in The Wall Street Journal or such other source as the Board or Committee deems reliable, or (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the date as of which such value is being determined or, if there shall be no bid and asked prices on such date, on the next preceding date for which there are such prices.

     "FDC" means FDC Corporation, a Delaware corporation, and, if the context
      ---
requires, its affiliates.

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     "Free-Standing SAR" shall mean an SAR which is not issued in tandem with,
      -----------------
or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Shares (which may be Restricted Shares), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "General Partner" shall have the meaning set forth in Section 1.1.
      ---------------

     "Incorporation"  shall mean a direct or indirect incorporation of the
      -------------
Company in the manner selected by the Board, including, without limitation, by effecting the conversion of the Company's business from its present form to a corporation, by merging the Company with or into a new or previously-established but dormant corporation having no assets or liabilities, debts or other obligations of any kind whatsoever other than those associated with its formation and initial capitalization, or by utilizing a new or previously-established but dormant corporation having no assets or liabilities, debt or other obligations of any kind whatsoever other than those associated with its formation and initial capitalization to effect an initial public offering of its stock, the proceeds of which are to be used to acquire interests in the Company and the stock of which is issuable in exchange for outstanding interests in the Company (or, at the election of an investor in the Company, for equity interests in certain entities that own no assets other than interests in the Company).

     "IPO" shall mean (i) an initial public offering of Common Stock pursuant to
      ---
an effective registration statement under the Securities Act of 1933, as amended or (ii) an initial public offering of common stock of the General Partner pursuant to an effective registration statement under the Securities Act of 1933, as amended; provided, that on or after such initial public offering, Shares are convertible or exchangeable into or for such common stock of the General Partner.

     "Liquidity Event" shall mean the earliest to occur of (i) an IPO, (ii) a
      ---------------
Spin-Off or (iii) a Corporate Transaction.

     "Mature Shares" shall mean previously-acquired Shares for which the holder
      -------------
thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     "Newco" shall mean the corporation resulting from an Incorporation.
      -----

     "Non-Employee Director" shall mean, other than with respect to references
      ---------------------
to such term for purposes of Rule 16b-3 under the Exchange Act, any member of the Board who is not an officer or employee of the General Partner, the Company, a Subsidiary, an Affiliate, FDC or any investor in the Company and, after the conversion of the Company to a corporation, any director of such corporation who is not an officer or employee of such corporation, any subsidiary or affiliate thereof, any investor therein or FDC.

     "Performance Measures" shall mean the criteria and objectives, established
      --------------------
by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Share Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the

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case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a Performance Share Award, of the Shares subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a Share of a specified Fair Market Value for a specified period of time, earnings per share, return to partners or stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and
(ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

     "Performance Period" shall mean any period designated by the Committee
      ------------------
during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "Performance Share" shall mean a right, contingent upon the attainment of
      -----------------
specified Performance Measures within a specified Performance Period, to receive one Share, which may be a Restricted Share or, in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.

     "Performance Share Award" shall mean an award of Performance Shares under
      -----------------------
this Plan.

     "Restricted Shares" shall mean Shares which are subject to a Restriction
      -----------------
Period.

     "Restricted Share Award" shall mean an award of Restricted Shares under
      ----------------------
this Plan.

     "Restriction Period" shall mean any period designated by the Committee
      ------------------
during which the Shares subject to a Restricted Share Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "Retirement" shall mean termination of employment with or service to the
      ----------
Company on or after age 60 after five (5) years of service with the General Partner, the Company or FDC.

     "SAR" shall mean a share appreciation right which may be a Free-Standing
      ---
SAR or a Tandem SAR.

     "Share" shall mean a Class B Common Limited Partnership Interest of the
      -----
Company, as described in the Limited Partnership Agreement dated November 16, 2000 among the Company, eONE Global, LLC, as general partner, FDC Corporation, FDC Merchant Services Corporation, FDC Communications Corporation, Western Union Financial Services, Inc., Eleven Springs, LLC, Integrated Payment Systems Inc. and iFormation Group Holdings, L.P. (the "LP Agreement") as adjusted in accordance with Section 6.7, and shall include any share of Common Stock or other security of a successor or resulting entity pursuant to Section 6.7.

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     "Share Award" shall mean a Restricted Share Award or a Bonus Share Award.
      -----------

     "Spin-Off" shall mean a pro rata distribution by FDC to its stockholders of
      --------
all the equity interests of the Company then owned by FDC.

     "Subsidiary" and "Subsidiaries" shall mean, individually or collectively,
      ----------       ------------
any corporation (or partnership, alliance, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

     "Tandem SAR" shall mean an SAR which is granted in tandem with, or by
      ----------
reference to, an option, which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Shares (which may be Restricted Shares), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such option, or portion thereof, which is surrendered.

     "Tax Date" shall have the meaning set forth in Section 6.5.
      --------

     1.3   Administration.  This Plan shall be administered by the Committee.
           --------------
Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Shares, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Share Awards in the form of Restricted Shares or Bonus Shares and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Shares, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Share Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive, and there shall be no obligation of uniformity of the treatment of employees, independent contractors, Non-Employee Directors, Plan participants, or holders or beneficiaries of awards under the Plan.

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     The Committee may delegate some or all of its power and authority hereunder to the Board or such executive officer of the General Partner as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or an executive officer of the General Partner with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to an executive officer of the General Partner with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board or Committee nor any executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and any such executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the LP Agreement or, after the conversion of the Company to a corporation, the certificate of incorporation of such corporation, and under any directors' and officers' liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum and the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting; provided, however, that with respect to the grant of any awards under the Plan, all of the members of the Committee shall constitute a quorum and the acts of the Committee shall be either (i) acts of all of the members of the Committee present at any meeting or (ii) acts approved in writing by all of the members of the Committee without a meeting. No awards under the Plan may be made to officers or other employees of FDC or persons expected to become officers or other employees of FDC without the approval of the Compensation and Benefits Committee of the Board of Directors of FDC.

     1.4   Eligibility.  Participants in this Plan shall consist of such
           -----------
officers, other employees, directors (including Non-Employee Directors), consultants, independent contractors and agents, and persons expected to become officers, other employees, directors, consultants, independent contractors and agents of the General Partner, the Company, its Subsidiaries from time to time, an Affiliate or FDC, as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary, an Affiliate or FDC. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

     1.5   Shares Available.  Subject to adjustment as provided in Section 6.7
           ----------------
and in this paragraph, an aggregate of 21,092,102 Shares, which represents 15.0% of the aggregate equity value of the Company as of the date this Plan is adopted, shall be available for grants of awards

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under this Plan, reduced by the aggregate number of Shares which after such date become subject to outstanding options, outstanding Free-Standing SARs, outstanding Share Awards, outstanding Performance Share Awards pursuant to this Plan and the eONE Global, LP California Long-Term Incentive Plan. Of the total Shares available, 2,812,280 Shares, which represents approximately 2% of the aggregate equity value of the Company as of the date this Plan is adopted, shall be reserved for issuance to officers and employees of FDC. To the extent that Shares subject to an outstanding option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Share Award or Performance Share Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of Shares to pay all or a portion of the purchase price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such Shares shall again be available under this Plan. Subject to adjustment as provided in Section 6.7, the total number of Shares available under this Plan pursuant to all Share Awards and Performance Share Awards shall not exceed 5,000,000. The Company expects that the Company's Subsidiaries in existence as of the effective date of the Plan will establish separate equity-based incentive plans within three (3) months of the effective date of the Plan whereby options or other equity awards relating to the stock or equity of such Subsidiaries may be issued to directors and officers of such Subsidiaries ("Subsidiary Plans"). Absent the consent of one Director elected solely by the holders of Class B Common Membership Units of the General Partner and one Director elected solely by the holders of Class A Common Membership Units of the General Partner, the number of Shares available pursuant to the Plan will be reduced as necessary to equitably reflect the maximum number of shares made available for grants of options or other equity related awards pursuant to each Subsidiary Plan. The equitable reduction in Shares available pursuant to the Plan will be calculated based upon the proportionate equity valuations of the maximum number of Shares made available under the Plan and maximum number of shares under each Subsidiary Plan as of the effective date of the Plan by reducing the number of Shares to be made available under the Plan in an amount approximately equal to the equity valuation of the maximum number of shares to be made available under the Subsidiary Plans. No such equitable reduction in Shares made available under the Plan shall have any effect upon Shares granted or approved for grant prior to such reduction. The holders of the Class A Common Membership Units and the Class B Common Membership Units of the General Partner acknowledge that it is important to the success of the Company that equity compensation plans for the Company and its Subsidiaries (and the number of shares available under those plans) must remain market competitive for employee recruitment and retention.

     The maximum number of Shares with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 5,000,000, subject to adjustment as provided in Section 6.7.

                   II. Options and Share Appreciation Rights

     2.1   Options.  The Committee may, in its discretion, grant options to
           -------
purchase Shares to such eligible persons as may be selected by the Committee. Options granted under this Plan are not intended to meet the requirements of
Section 422 of the Code. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

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     (a)   Number of Shares and Purchase Price.  The number of Shares subject
           -----------------------------------
to an option and the purchase price per Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option.

     (b)   Exercise Period and Exercisability.  The period during which an
           ----------------------------------
option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Shares (which may include Restricted Shares, to the extent set forth in the Agreement).

     (c)   Method of Exercise.  An option may be exercised (i) by giving written
           ------------------
notice to the Company specifying the number of whole Shares to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (A) in cash, (B) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (C) if the Company decides, in its sole discretion, to loan an optionee the purchase price payable by reason of such exercise, by delivery of an executed promissory note in such form as prescribed by the Company or (D) a combination of (A) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B)-(D). Any fraction of a Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing a Share shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

     2.2   Share Appreciation Rights.  The Committee may, in its discretion,
           -------------------------
grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a)   Number of SARs and Base Price.  The number of SARs subject to an
           -----------------------------
award shall be determined by the Committee. The base price of a Tandem SAR shall be the exercise price per Share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR.

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     (b)   Exercise Period and Exercisability.  The Agreement relating to an
           ----------------------------------
award of SARs shall specify whether such award may be settled in Shares (including Restricted Shares) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for Restricted Shares, a certificate or certificates or, prior to the conversion of the Company to a corporation, other document or instrument representing such Restricted Shares shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Shares shall have such rights of a member or stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for Shares, including Restricted Shares, the holder of such SAR shall have no rights as a member or stockholder of the Company with respect to the Shares subject to such SAR.

     (c)   Method of Exercise.  A Tandem SAR may be exercised (i) by giving
           ------------------
written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (x) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (y) by executing such documents as the Company may reasonably request.

     2.3   Termination of Employment or Service.  Subject to the requirements
           ------------------------------------
of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with or service to the Company of the recipient of such option or SAR, as the case may be, whether due to Disability, Retirement, death or under any other circumstances, shall be determined by the Committee.

                             III.    Share Awards

     3.1   Share Awards.  The Committee may, in its discretion, grant Share
           ------------
Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Share Award shall specify whether the Share Award is a Restricted Share Award or Bonus Share Award.

     3.2   Terms of Share Awards.  Share Awards shall be subject to the
           ---------------------
following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a)   Number of Shares and Other Terms.  The number of Shares subject to a
           --------------------------------
Restricted Share Award or Bonus Share Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Share Award shall be determined by the Committee. Bonus Share Awards shall not be subject to any Performance Measures or Restriction Periods.

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

     (b)   Vesting and Forfeiture.  The Agreement relating to a Restricted
           ----------------------
Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Shares subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of all or a portion of the Shares subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

     (c)   Share Certificates.  During the Restriction Period, a certificate or
           ------------------
certificates or, prior to the conversion of the Company to a corporation, other documents or instruments representing a Restricted Share Award may be registered in the holder's name or a nominee's name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to
Section 6.6, indicating that the ownership of the Shares represented by such certificate or other document or instrument is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Share Award. As determined by the Committee, all certificates registered in the holder's name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Share Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Share Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates or other document or instrument evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.

     (d)   Rights with Respect to Restricted Share Awards.  Unless otherwise
           ----------------------------------------------
set forth in the Agreement relating to a Restricted Share Award, and subject to the terms and conditions of the Agreement relating to a Restricted Share Award, the holder of such award shall have all rights as a member or stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares; provided, however, that a distribution with respect to Shares, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Shares with respect to which such distribution was made.

     (e)   Awards to Certain Executive Officers.  Notwithstanding any other
           ------------------------------------
provision of this Article, the number of Shares subject to a Share Award granted to a "covered employee" within the meaning of Section 162(m) of the Code during any calendar year shall not exceed 5,000,000.

     3.3   Termination of Employment or Service.  All of the terms relating to
           ------------------------------------
the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Share Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether due to

Disability, Retirement, death or under any other circumstances, shall be determined by the Committee.

                        IV.    Performance Share Awards

     4.1   Performance Share Awards.  The Committee may, in its discretion,
           ------------------------
grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2   Terms of Performance Share Awards.  Performance Share Awards shall be
           ---------------------------------
subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a)   Number of Performance Shares and Performance Measures.  The number of
           -----------------------------------------------------
Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

     (b)   Vesting and Forfeiture.  The Agreement relating to a Performance
           ----------------------
Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c)   Settlement of Vested Performance Share Awards.  The Agreement
           ---------------------------------------------
relating to a Performance Share Award (i) shall specify whether such award may be settled in Shares (including Restricted Shares) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of Shares subject to such award. If a Performance Share Award is settled in Restricted Shares, a certificate or certificates or, prior to a conversion of the Company to a corporation, other document or instrument representing such Restricted Shares shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Shares shall have such rights of a member or stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in Shares, including Restricted Shares, the holder of such award shall have no rights as a member or stockholder of the Company with respect to the Shares subject to such award.

     (d)   Awards to Certain Executive Officers.  Notwithstanding any other
           ------------------------------------
provision of this Article, the number of Shares subject to a Performance Share Award subject to Performance Measures granted to any person during any calendar year shall not exceed 500,000.

     4.3   Termination of Employment or Service.  All of the terms relating to
           ------------------------------------
the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether due to Disability, Retirement, death or under any other circumstances, shall be determined by the Committee.

              V.    Provisions Relating to Non-Employee Directors

Each Non-Employee Director shall be eligible to be granted options to purchase Shares in accordance with the Plan. No options granted under this Article V shall constitute options that meet the requirements of Section 422 of the Code.

                                VI.    General

     6.1   Effective Date and Term of Plan.  This Plan shall become effective on
           -------------------------------
November 16, 2000. After an IPO or a Spin-Off, this Plan may be submitted to the stockholders of the Company for approval in accordance with Section 162(m) of the Code. This Plan shall terminate ten (10) years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to such termination.

     6.2   Amendments.  The Committee may amend, by unanimous approval, this
           ----------
Plan at any time, as it shall deem advisable; provided, however, that after an IPO or a Spin-Off, the Board may amend this Plan at any time, as it shall deem advisable; and provided further, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3   Agreement.  Each award hereunder shall be subject to the terms of an
           ---------
Agreement executed by the Company and the recipient of such award and such award shall be effective as of the date set forth in the Agreement. The Agreement evidencing an award hereunder, or any other agreement between the Company and the holder of such award, may authorize the Company to repurchase any Shares issued under the Plan to the holder of such award (or to any other person) pursuant to the terms and conditions set forth in such Agreement.

     6.4   Non-Transferability of Awards.  Unless the Committee provides for the
           -----------------------------
transferability of a particular award and such transferability is specified in the Agreement relating to such award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures stated in Section 6.11 or otherwise approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to the award, each award may be exercised or settled during the recipient's lifetime only by the recipient or the recipient's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to the award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

     6.5   Tax Withholding.  The Company shall have the right to require,
           ---------------
prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company, the General Partner or an Affiliate shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, the General Partner or an Affiliate, (B) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (C) if the Committee decides, in its sole discretion, to loan an optionee the amount required to be withheld pursuant to this Section 6.5, by delivery of an executed promissory note in such form as prescribed by the Company or (D) any combination of (A) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii)(B)-(D). Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6   Restrictions on Shares.  Each award made hereunder shall be subject
           ----------------------
to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of Shares thereunder, such award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Committee may provide for such restrictions upon the transferability of Shares delivered pursuant to any award made hereunder as it deems appropriate and such restrictions shall be specified in the Agreement relating to such award. The Company may require that certificates evidencing Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder and such other restrictions, if any, specified in the Agreement relating to the award pursuant to which such Shares were delivered.

     6.7   Adjustment and Substitution.  (a)  Adjustment.  (1)  In the event of
           ---------------------------        ----------
a Share distribution or dividend, Share split, recapitalization, reorganization, merger, consolidation, combination, exchange of Shares, liquidation, Spin-Off, distribution to holders of Shares other than a regular cash distribution or dividend and other than a distribution to investors in the Company in respect of the Tax Allowance Amount (as defined in the LP Agreement) or similar distribution, or other change in partnership or corporate structure affecting the Shares (other than an Incorporation), the number and class of securities available under this Plan, the maximum number of securities available for Share Awards and Performance Share Awards, the number and class of securities subject to each outstanding option and the purchase price per security, the maximum number of securities with respect to which options or SARs or a combination thereof, or Share Awards or Performance Shares Awards may be granted during any calendar year to any person, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Share Award or Performance Share Award, and the terms of each outstanding

Restricted Share Award or Performance Share Award shall be appropriately adjusted by unanimous action of the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

           (2) In the event of an Incorporation, each Share subject to an outstanding option or award shall automatically be substituted with the number and class of Newco common stock into which each equivalent outstanding Share shall be converted pursuant to such Incorporation; provided, however, that the Committee may, at its sole discretion and by unanimous action, otherwise adjust the number and class of Newco common stock subject to such option or award following such substitution, which adjustment shall be final, binding and conclusive. In connection with an Incorporation permitted pursuant to the LP Agreement, each holder of an option or award covenants and agrees to take any and all such action and execute and deliver any and all such instruments and other documents as the Board may reasonably request in order to effect or evidence such Incorporation.

     (b)   Substitution.  In the event of a merger or consolidation of the
           ------------
Company with or into a corporation or another entity, whether or not a Corporate Transaction, each Share subject to an outstanding option or award shall automatically be substituted with the number and class of securities, if any, into which each equivalent outstanding Share shall be converted pursuant to such merger or consolidation, unless the Board (in its discretion) does not require such substitution. In the event of any such substitution, the purchase price or base price per Share shall be appropriately adjusted by the Committee, such adjustment to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

     6.8   Corporate Transaction.  In the event of a Corporate Transaction,
           ---------------------
the Board may, in its discretion

     (a)   permit the substitution of Shares (as described in Section 6.7(b));
or

     (b) require the award to be surrendered to the Company and to be immediately cancelled by the Company, and to provide for the holder of such award to receive either (i) a cash payment in an amount not less than the number of Shares then subject to the award, multiplied (x) in the case of a Restricted Share Award or a Performance Share Award, by the highest Share price offered to partners in any transaction whereby the Corporate Transaction takes place or (y) in the case of an option or SAR, by the excess, if any, of the highest per Share price offered to partners in any transaction whereby the Corporate Transaction takes place over the exercise price of the option or the base price of the SAR, as the case may be or (ii) securities into which each outstanding award shall be converted pursuant to such Corporate Transaction having a Fair Market Value not less than the amount determined under clause (i) above.

     (c)   For purposes of the Plan, "Corporate Transaction" shall mean:

     (i) the acquisition by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any of the initial parties to the LP Agreement or their controlled affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company's then outstanding voting securities; or

     (ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case, with respect to which persons who were the partners or other holders of equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity; or

     (iii) the dissolution of the Company (which may or may not include exercise of the Class B Buy-Out Option (as defined in the LP Agreement)).

     6.9   No Right of Participation or Employment.  No person shall have any
           ---------------------------------------
right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the General Partner, the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the General Partner, the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     6.10  Rights as Partner or Stockholder.  No person shall have any right
           --------------------------------
as a partner or stockholder of the Company with respect to any Shares which are subject to an award hereunder unless and until such person becomes a partner or stockholder with respect to such Shares and no person shall be considered a partner or stockholder of the Company with respect to any such Shares unless and until such person becomes a partner or stockholder of record with respect to such Shares.

     6.11  Designation of Beneficiary.  If permitted by the Company, a holder
           --------------------------
of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

     6.12  Governing Law.  This Plan, each award hereunder and the related
           -------------
Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     6.13  Foreign Employees.  Without the amendment of this Plan, the
           -----------------
Committee may grant awards to eligible persons, or to a trust established for the benefit of eligible persons, who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.